Exhibit 99.1

Slinger Bag Partners with Leading Distribution Company Globeride Inc. to Access the World’s Second Largest Tennis Market

Five year agreement includes exclusive distribution partnership

BALTIMORE - April 8, 2020- Slinger Bag Inc. (OTC: SLBG), a sports brand focused on innovating game improvement equipment for all ball sports (“Slinger Bag” or “Company”), with an initial focus on the global tennis market, has announced its inaugural global distribution agreement with the leading Japanese sporting equipment distributor, Globeride Inc.

The partnership names Globeride Inc. as the exclusive distributor of Slinger Bag products in the Japanese market including its new Slinger Launcher Bag - a major innovation in the global tennis market. Globeride plans to launch the Slinger Bag brand to Japanese consumers from July 2020.

Tennis is growing at a serious speed across Asia and Japan is recognized as the second largest global market for the sport with over 3 million players - a market which also includes Soft Tennis. Statistics reveal that there are 1.3 million avid tennis players, those who play weekly, and Globeride has demonstrated its faith in the Slinger Bag by committing to capture at least 2.5% of this Japanese avid player community over the duration of the five-year agreement, which equates to a minimum purchase order of 32,500 Slinger Launcher Bags.

The deal will see Globeride market Slinger Bag through a combination of an aggressive on-line, direct-to-consumer business targeting players and coaches; through its extensive network of tennis wholesalers and retailers and through Japanese schools, universities and associated governing bodies of tennis across Japan. This will enable Slinger Bag to activate its global brand plan and to build on the success it has already seen in its Kickstarter© and Indiegogo© crowdfunding campaigns, which were the highest grossing sports product campaigns ever launched to date.

Slinger Bag CEO Mike Ballardie says: “We’re delighted to be aligning Slinger Bag with the leading sports equipment distribution company in Japan. Globeride Inc, with their 40+ year experience in the Japanese tennis market, will unlock the door to access the all-important regular tennis players market, facilitating our ability to bring our market-changing products to a nation of tennis players and fans.

“In my previous role as CEO of Prince, I worked closely with the Globeride team to drive revenue and market share in one of the world’s largest and most active tennis markets. I know first-hand that Globeride’s vastly experienced tennis division’s management will drive long-term growth and success for the Slinger Bag brand, starting by building a solid grassroots foundation of teaching pros and tennis influencers. Globeride’s commitment to Slinger Bag, as a new brand in the market, over a five-year term demonstrates a significant stamp of approval for the Slinger Bag brand and our products. We’re excited to be embarking on a journey with our new distribution partner to deliver our vision of stimulating increased participation in tennis by making it more accessible for players and fans, irrespective of age or ability.”

Kazunari Suzuki, President at Globeride Inc. said: “We’ve been extremely impressed by Slinger Bag. Our market testing over the past 4 months opened our eyes to a new product category in tennis which is typically a very traditional sport. The Globeride family holds out great hope for the long-term success of Slinger Bag products with Japanese players of all ages and abilities. The Slinger Launcher Bag is unrivalled in the tennis industry. With its high quality specification combined with its affordable retail price we are confident that the Slinger Launcher Bag can change the game for the better and that we will see quick adoption of Slinger Bag products by the worldwide tennis community, starting here in Japan.”

Founded in 1958, Globeride Inc. (7990.T) is listed on the Tokyo Stock Exchange. Globeride is a leading producer of fishing tackle, through Daiwa® and of golf equipment through OnOff® and others with sales and distribution operations across the globe. Globeride is also the exclusive licensee for Prince® for all racquetsports categories and is the exclusive distributor for Corratec® and other cycle brands in Japan

To discover more on Slinger Bag, visit https://slingerbag.com

ENDS

For further information contact The Slinger Bag Press Office on +44(0)2079407170

Joe Murgatroyd joe@brandnation.co.uk +44(0)207 940 7294 or email Press@slingerbag.com

About Slinger Bag®

Slinger® is a new sports brand focused on delivering innovative, game improvement technologies and equipment across all Ball Sport categories. With the vision to become a next-generation sports consumer products company, Slinger® enhances the skill and enjoyment levels of players of all ages and abilities. Slinger® is initially focused on building its brand within the global Tennis market, through its Slinger® Tennis Ball Launcher and Accessories. Slinger® has underpinned its proof of concept with over $1 Million in sales of its Tennis Ball Launcher. Led by CEO Mike Ballardie (former Prince CEO and Wilson EMEA racquet sports executive) Slinger® is now primed to continue to disrupt what are traditional global markets with its patented, highly transportable and affordable Slinger® Launcher.

Slinger Bag Disclaimer:

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995. Statements in this press release that are not strictly historical are “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. These statements involve a high degree of risk and uncertainty, are predictions only and actual events or results may differ materially from those projected in such forward-looking statements. Factors that could cause or contribute to differences include the uncertainty regarding viability and market acceptance of the Company’s products and services, the ability to complete software development plans in a timely manner, changes in relationships with third parties, product mix sold by the Company and other factors described in the Company’s most recent periodic filings with the Securities and Exchange Commission, including its 2019 Annual Report on Form 10-K and quarterly reports on Form 10-Q.

Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and Private Securities Litigation Reform Act, as amended, including those relating to the Company’s product development, clinical and regulatory timelines, market opportunity, competitive position, possible or assumed future results of operations, business strategies, potential growth opportunities and other statement that are predictive in nature. These forward-looking statements are based on current expectations, estimates, forecasts and projections about the industry and markets in which we operate and management’s current beliefs and assumptions.

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